Exhibit 10.83

FIFTH AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of May 8, 2014, by and among GOODMAN NETWORKS INCORPORATED, a corporation organized under the laws of the State of Texas (“Borrower”), each of the financial institutions which are now or which hereafter become a party hereto (individually, each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, “Agent”).

RECITALS

A. Borrower, Agent and the Lenders are parties to that certain (i) that certain Amended and Restated Revolving Credit and Security Agreement, dated as of June 23, 2011, by and among Borrower, the Lenders and Agent (as amended, and as the same may be further amended, restated, joined, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) that certain Limited Waiver Letter Agreement dated as of May 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent, (iii) that certain Limited Waiver Letter Agreement dated as of June 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent, (iv) that certain First Amendment to Credit Agreement dated October 11, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “First Amendment”), (v) that certain Second Amendment to Credit Agreement dated November 26 2012, by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “Second Amendment”), (vi) that certain Third Amendment to Credit Agreement dated March 1, 2013 by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “Third Amendment”) and (vii) that certain Fourth Amendment to Credit Agreement dated September 6, 2013 by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “Fourth Amendment”). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

B. Borrower has requested that Agent and the Lenders amend the Credit Agreement as more particularly set forth herein; and

C. Subject to the terms and conditions set forth herein, Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

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ARTICLE II

AMENDMENTS

2.01 Amendment to Section 1.2 – Amended Definitions. Effective as of the Effective Date (as defined in Section 4.01, below), the following definitions contained in Section 1.2 of the Credit Agreement, are hereby deleted in their entirety and replaced with the following:

“Letter of Credit Sublimit” shall mean $17,500,000.

“Other Documents” shall mean the Fifth Amendment, Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment, the Agreement (and all amendments and modifications thereto), the Note, the Intercreditor Agreement, the Questionnaire, any Guaranty, any Guarantor Security Agreement, any Lender-Provided Interest Rate Hedge, the Pledge Agreements, and any and all other agreements, instruments and documents, including guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by Borrower or any Guarantor and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

“Permitted Encumbrances” shall mean:

(a)	Liens in favor of Agent for the benefit of Agent and Lenders;

(b)	Liens for taxes, assessments or other governmental charges not delinquent or being Properly Contested;

(c)	deposits or pledges to secure obligations under worker’s compensation, social security, or similar laws, or under unemployment insurance;

(d)	deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business;

(e)	Liens arising by virtue of the rendition, entry or issuance against Borrower or any Subsidiary, or any property of Borrower or any Subsidiary, of any judgment, writ, order, or decree for so long as each such Lien (x) (i) is in existence for less than 20 consecutive days after it first arises or is being Properly Contested and (ii) is at all times junior in priority to any Liens in favor of Agent or (y) has been stayed or bonded pending appeal within 30 days after entry and such Lien secures claims not otherwise constituting an Event of Default and such Lien shall not encumber any Eligible Receivable or Eligible Inventory;

(f)	warehousemens’, mechanics’, workers’, repairmens’, fillers’, packagers’, processors’, common carriers’, landlords’, materialmen’s or other like Liens arising in the Ordinary Course of Business with respect to obligations which are not due or are being Properly Contested;

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(g)	Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of Borrower and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6;

(h)	Liens created in the ordinary course of business in favor of depositary banks or other financial institutions covering credit balance of any applicable deposit accounts held at such depositary banks or financial institutions (i) to the extent approved by Agent or (ii) which are junior in priority to any Liens in favor of Agent;

(i)	encumbrances on real property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto;

(j)	with respect to any property being leased by Borrower as lessee, any interest or title of a lessor under such lease entered into by Borrower in the ordinary course of its business and covering only the property so leased;

(k)	Liens (i) in favor of the Collateral Trustee, but only if subject to the Intercreditor Agreement and (ii) other Liens expressly permitted by the terms of the Intercreditor Agreement;

(l)	Liens disclosed on Schedule 1.2; provided that such Liens shall secure only those obligations which they secure on the Closing Date and shall not subsequently apply to any other property or assets of Borrower;

(m)	other Liens permitted to exist or be incurred under the Senior Note Indenture; and

(n)	Liens in favor of Citibank, N.A., but only to the extent that such Liens attach to Receivables of the Borrower that have been sold to Citibank, N.A. pursuant to the Supplier Agreement.

“Subcontractor Payment Reserve” shall mean the amount identified by Borrower (and approved by Agent) in the accounts payable schedule as the amounts which are more than fifteen (15) days past due owed to all subcontractors of Borrower as of the prior week.

2.02 Amendment to Section 1.2 – Amended Definition. Effective as of the Effective Date, the definition of “Applicable Margin” contained in Section 1.2 of the Credit Agreement is hereby amended by deleting the second table set forth in such definition and replacing it with the following:

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	TRAILING TWELVE MONTH EBITDA	APPLICABLE MARGINS FOR DOMESTIC RATE LOANS	APPLICABLE MARGINS FOR EURODOLLAR RATE LOANS
Level I	Less than or equal to $70,000,000	2.00%	3.00%
Level II	Greater than $70,000,000 but less than or equal to $100,000,000	1.75%	2.75%
Level III	Greater than $100,000,000	1.50%	2.50%

2.03 Amendment to Section 1.2–New Definitions. Effective as of the Effective Date, the following new definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:

“Fifth Amendment” shall mean that certain Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement among Borrower, Agent and the Lenders, dated as of May 8, 2014.

“Fifth Amendment Closing Date” shall mean May 8, 2014.

“Supplier Agreement” shall mean that certain Supplier Agreement, by and between Borrower and Citibank, N.A., dated as of May 8, 2014, as the same may have been and may further be supplemented, modified, amended and extended from time to time in accordance with the provisions of the Supplier Lien Release and Acknowledgment Agreement.

“Supplier Lien Release and Acknowledgment Agreement” shall mean that certain Lien Release and Acknowledgment Agreement, by and among Citibank, N.A. and Agent, dated as of May 8, 2014, as the same may have been and may further be supplemented, modified, amended and extended from time to time.

2.04 Amendment to Section 1.2 – Deleted Definitions. Effective as of the Effective Date, the definitions of “Eligible Guaranteed Revenue Invoice”, “Eligible Unbilled Receivables” and “Eligible Unbilled Receivables Advance Rate” contained in Section 1.2 of the Credit Agreement, are hereby deleted in their entirety.

2.05 Amendment to Section 2.1(a). Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement including Section 2.1(b), each Lender, severally and not jointly, will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to such Lender’s Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the sum of (i) the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit plus (ii) the aggregate amount of all Swing Loans then outstanding; or (y) an amount equal to the sum of:

(i) up to 85%, subject to the provisions of Section 2.1(b) hereof (“Eligible Receivables Advance Rate”), of Eligible Receivables; plus;

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(ii) the lesser of (A) up to 85%, subject to the provisions of Section 2.1(b) hereof, of the appraised net orderly liquidation value percentage of Eligible Inventory set forth in the most recently delivered net orderly liquidation value appraisal acceptable to Agent in its Permitted Discretion, or (B) up to 50% of Eligible Inventory (“Inventory Advance Rate” and together with the Receivables Advance Rates, collectively, the “Advance Rates”) or (C) $10,000,000 in the aggregate at any one time, minus

(iii) the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, minus

(iv) the aggregate amount of all Swing Loans then outstanding, minus

(v) such reserves as Agent may reasonably deem proper and necessary from time to time, including, but not limited to, the Subcontractor Payment Reserve.

The amount derived from the sum of (x) Sections 2.1(a)(y)(i) and (ii) minus (y) Section 2.1(a)(y)(v) at any time and from time to time shall be referred to as the “Formula Amount”. The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) substantially in the form attached hereto as Exhibit 2.1(a).”

2.06 Amendment to Section 4.3. Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“4.3 Disposition of Collateral. Borrower will safeguard and protect all Collateral for Agent’s (or as otherwise permitted by the Intercreditor Agreement) general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the Ordinary Course of Business, (b) the disposition or transfer of obsolete and worn-out Equipment during any fiscal year having an aggregate fair market value of not more than $250,000 and only to the extent that the proceeds of which are remitted to Agent to be applied pursuant to Section 2.20, (c) the disposition or transfer of Equipment which is necessary to the operation of Borrower’s business if replaced by Equipment of equal or greater value, (d) dispositions of Receivables to Citibank, N.A. pursuant to the Supplier Agreement and as permitted by the Supplier Lien Release and Acknowledgment Agreement and (e) dispositions of Collateral permitted by the Intercreditor Agreement or the Senior Note Indenture.”

2.07 Amendment to Section 4.15(a). The last sentence of Section 4.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Each of the Receivables shall be due and owing in accordance with Borrower’s standard terms of sale without dispute, setoff or counterclaim except (i) as may be stated on the accounts receivable schedules delivered by Borrower to Agent, (ii) with respect to Receivables owed or owing by AT&T pursuant to the AT&T Contract, any unasserted or unexercised rights of setoff available to AT&T pursuant thereto or as such Receivables may be sold in accordance with the Supplier Agreement and (iii) with respect to Receivables owed or owing by Alcatel pursuant to the Alcatel Master Services Agreement, any unasserted or unexercised rights of setoff available to Alcatel pursuant thereto.”

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2.08 Amendment to Section 6.4. Section 6.4 of the Credit Agreement is hereby amended by deleting the phrases ““Eligible Unbilled Receivables”” and “an “Eligible Guaranteed Revenue Invoice”” in their entirety.

2.09 Amendment to Section 7.8. Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.8 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders, (ii) Indebtedness incurred for Capital Expenditures permitted under Section 7.6 hereof, (iii) Indebtedness due under the Senior Notes so long as such Senior Notes are at all times subject to the Intercreditor Agreement, (iv) other Indebtedness permitted to be created, incurred, assumed, or suffered to exist by the Intercreditor Agreement and/or the Senior Note Indenture and/or (v) Indebtedness due under the Supplier Agreement so long as such Indebtedness is at all time subject to the Supplier Lien Release and Acknowledgment Agreement.”

2.10 Amendment to Section 9.5. Section 9.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.5 Material Occurrences. Promptly notify Agent in writing upon the occurrence of (a) any Event of Default or Default; (b) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Senior Note Documents; (c) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of Borrower as of the date of such statements; (d) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject Borrower or any Guarantor to a tax imposed by Section 4971 of the Code; (e) each and every default by Borrower which might result in the acceleration of the maturity of any Indebtedness in excess of $1,000,000, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; (f) each and every default or event of default arising under the Supplier Agreement or the Supplier Lien Release and Acknowledgment Agreement, regardless of whether such default or event of default is caused by Borrower or Citibank, N.A. and (g) any other development in the business or affairs of Borrower or any Guarantor which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action Borrower propose to take with respect thereto.”

2.11 Amendment to Section 10.11. Section 10.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.11 Lien Priority. Any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having (i) a first priority interest with respect to the First Priority Collateral (subject to, solely with respect to the Receivables owed or owing by AT&T pursuant to the AT&T Contract that are sold from time to time pursuant to the Supplier Agreement, the terms of the Supplier Lien Release and Acknowledgment Agreement) and (ii) a second priority interest with respect to the Second Priority Collateral.”

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2.12 Amendment to Section 10.12. Section 10.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.12 Senior Note Document, Intercreditor Agreement, Supplier Agreement or Supplier Lien Release and Acknowledgment Agreement Defaults. (i) An event of default has occurred under any Senior Note Document or the Intercreditor Agreement (in each case, to the extent caused by Borrower), which default shall not have been cured or waived within any applicable grace period or (ii) an event of default has occurred under the Supplier Agreement or Supplier Lien Release and Acknowledgment Agreement and the result of which could have a Material Adverse Effect, as determined by Agent in its Permitted Discretion;”

2.13 Amendment to Section 15.6(g)(A). Section 15.6(g)(A) of the Credit Agreement is hereby amended by deleting the notice information following “with an additional copy to:” and replacing it with the following:

Holland & Knight LLP

200 Crescent Court, Suite 1600

Dallas, Texas 75201

Attention: Michelle W. Suarez

Telephone: (214) 964-9474

Facsimile: (214) 964-9501

Email: michelle.suarez@hklaw.com

ARTICLE III

NO WAIVER

3.01 No Waiver. Nothing contained in this Amendment or any other communication prior to the date hereof between Agent, any Lender and Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Credit Agreement or any Other Document. Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any Other Document. Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement, the Other Documents, this Amendment, or of any other contract or instrument between Borrower and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith. The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between Borrower, Lenders and the Agent.

ARTICLE IV

CONDITIONS PRECEDENT AND POST-CLOSING COVENANT

4.01 Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Effective Date”):

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(a) Agent shall have received the following documents or items, each in form and substance satisfactory to Agent and its legal counsel:

(i) this Amendment duly executed by Borrower, Lenders and Agent;

(ii) a certificate certified by the Secretary of Borrower dated as of the date hereof including (A) all amendments (if any) to its certificate of formation, operating agreement, or other organizational documents entered into since the date of the Credit Agreement, (B) the names of the officers of Borrower authorized to sign this Amendment and the Other Documents to which Borrower is or will be a party to, together with specimen signatures of such officers and (C) evidence that Borrower’s Board of Directors has by unanimous written consent adopted resolutions which authorize the execution, delivery and performance by Borrower of this Amendment;

(iii) a Guaranty, duly executed by Goodman Networks Services, LLC, a Delaware limited liability company (“Goodman Services”);

(iv) a Guarantor Security Agreement, together with its attendant power of attorney, duly executed by Goodman Services;

(v) a certificate certified by the Secretary of Goodman Services dated as of the date hereof including (A) its certificate of formation, operating agreement, and all other organizational documents entered into since the date of its formation, (B) the names of the officers of Borrower authorized to sign the Other Documents to which Goodman Services is or will be a party to, together with specimen signatures of such officers, (C) copies of good standing certificates for Goodman Services dated not more than 30 days prior to the date hereof, issued by the Secretary of State or other appropriate official of the State of Delaware and (D) evidence that Goodman Services’ manager has by unanimous written consent adopted resolutions which authorize the execution, delivery and performance by Goodman Services of such Other Documents;

(vi) a Consent and Ratification of Guaranty and Other Documents substantially in the form attached hereto as Exhibit A, duly executed by each Guarantor;

(vii) an amendment fee due and payable by Borrower in the amount of $25,000, which fee shall be deemed fully earned and non-refundable upon the execution of this Amendment by Borrower;

(viii) evidence that all other fees and expenses due and owing by Borrower to Agent and Lenders shall have been paid in full; and

(ix) all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b) After giving effect to this Amendment, the representations and warranties contained herein and in the Credit Agreement and the Other Documents, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date);

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(c) No Default or Event of Default shall have occurred and be continuing;

(d) Each document (including any Uniform Commercial Code financing statement) required by the Credit Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto; and

(e) All corporate proceedings taken by Borrower in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Borrower, the Agent and the Lenders agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders as of the date of this Amendment as follows: (A) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the Other Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect; (D) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (G) Borrower is in compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby; and (H) the representations and warranties contained in the Credit Agreement and the Other Documents are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date.

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ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.

6.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.03 Expenses of the Agent. Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the reasonable costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Agent.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic means shall be equally effective as delivery of a manually executed counterpart of this Amendment.

6.07 Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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6.10 Further Assurances. Borrower shall execute and deliver to the Agent from time to time, upon demand, such supplemental agreements, documents, statements, assignments, transfers, or such other instruments as the Agent may request, in order that the full intent of the Credit Agreement and this Amendment may be carried into effect.

6.11 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND THE AGENT.

6.12 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT OR ANY LENDER TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE LENDERS AND THE AGENT TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

BORROWER:

GOODMAN NETWORKS INCORPORATED, as Borrower

By:	/s/ Randal S. Dumas
Name:	Randy Dumas
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED & RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED & RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

EXHIBIT A

CONSENT AND RATIFICATION OF GUARANTY AND OTHER DOCUMENTS

[See attached]

GOODMAN – FIFTH AMENDMENT TO A&R CREDIT AGREEMENT - CONSENT AND RATIFICATION

CONSENT AND RATIFICATION OF GUARANTY AND OTHER DOCUMENTS

Each of the undersigned, Multiband Corporation, a Minnesota corporation (“Multiband”), Minnesota Digital Universe, Inc., a Minnesota corporation (“MB Digital”), Multiband EWM, Inc., a Texas corporation (“MB EWM”), Multiband EWS, Inc., a Texas corporation (“MB EWS”), Multiband Field Services, Incorporated, a Delaware corporation (“MB Field Services”), Multiband MDU Incorporated, a Delaware corporation (“MB MDU”), Multiband Subscriber Services, Inc., a Minnesota corporation (“MB Subscriber Services”), Goodman Networks Services, LLC, a Delaware limited liability company (“Goodman Services”), and Multiband Special Purpose, LLC, a Minnesota limited liability company (together with Multiband, MB Digital, MB EWM, MB EWS, MB Field Services, MB MDU, MB Subscriber Services, and Goodman Services, collectively, the “Guarantors” and each, a “Guarantor”), as of May 8, 2014, hereby (a) ratifies and reaffirms all of its obligations under its Guaranty executed by it, dated as of September 30, 2013 in the case of all Guarantors except Goodman Services, and dated as of the date hereof in the case of Goodman Services (the “Guaranty”); (b) ratifies and reaffirms all of its obligations set forth in any of the Other Documents other than its Guaranty, (c) agrees that all liens and security interests granted by it securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations (d) agrees that nothing contained in the Fifth Amendment to Amended and Restated Credit and Security Agreement dated as of the date hereof (the “Amendment”) by and among GOODMAN NETWORKS INCORPORATED, a corporation organized under the laws of the State of Texas (“Borrower”), each of the financial institutions who are party thereto (individually, each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, “Agent”), shall adversely affect any right or remedy of the Agent or any Lender under its Guaranty or any Other Document to which it is a party; (e) agrees that the execution and delivery of the Amendment shall in no way change or modify its obligations as a Guarantor under its Guaranty or its obligations under any Other Document other than its Guaranty and shall not constitute a waiver by the Agent or any Lender of any of their rights against Guarantor. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Credit Agreement (used herein as defined in the Amendment).

Each of the undersigned acknowledges that its Guaranty and each Other Document to which it is a party is in full force and effect and ratifies the same, acknowledges that it has no defense, counterclaim, set-off or any other claim to diminish its liability under its Guaranty (other than payment in full and performance in full of all the Liabilities (as defined in its Guaranty) after termination of the Credit Agreement in accordance with the terms of the Credit Agreement and the Other Documents, that its consent is not required to the effectiveness of the Credit Agreement or the Amendment and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Collateral, the Advances, the Credit Agreement or any of the Other Documents.

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY OF THE LIABILITIES OR OTHER OBLIGATIONS OF IT UNDER ITS GUARANTY OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR

GOODMAN – FIFTH AMENDMENT TO A&R CREDIT AGREEMENT - CONSENT AND RATIFICATION

CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH IT MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE LENDERS AND THE AGENT TO IT OR ITS AFFILIATES UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

This Consent and Ratification of Guaranty shall inure to the benefit of Agent and Lenders.

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GOODMAN – FIFTH AMENDMENT TO A&R CREDIT AGREEMENT - CONSENT AND RATIFICATION

IN WITNESS WHEREOF, the undersigned has executed this Consent and Ratification of Guaranty and Other Documents as of the date first above written.

GUARANTORS:

MULTIBAND CORPORATION
MINNESOTA DIGITAL UNIVERSE, INC.
MULTIBAND EWM, INC.
MULTIBAND EWS, INC.
MULTIBAND FIELD SERVICES, INCORPORATED
MULTIBAND MDU INCORPORATED
MULTIBAND SUBSCRIBER SERVICES, INC.
MULTIBAND SPECIAL PURPOSE, LLC

By:	/s/ Steven M. Bell
Steven M. Bell
Chief Financial Officer

GOODMAN NETWORKS SERVICES, LLC

By:	/s/ Ron B. Hill
Name:	Ron Hill
Title:	President and Chief Executive Officer

GOODMAN – FIFTH AMENDMENT TO A&R CREDIT AGREEMENT - CONSENT AND RATIFICATION